UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010
                                                     ---------

                                 OCM Mutual Fund
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)

                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------
                   Date of reporting period: November 30, 2005
                                             -----------------

ITEM 1.  REPORT TO STOCKHOLDERS.

                              [OCM GOLD FUND LOGO]



                                  ANNUAL REPORT
                                NOVEMBER 30, 2005

               "YOU HAVE TO CHOOSE (AS A VOTER) BETWEEN TRUSTING TO THE NATURAL STABILITY OF GOLD AND THE NATURAL STABILITY AND INTELLIGENCE OF THE MEMBERS OF THE GOVERNMENT. AND WITH DUE RESPECT TO THESE GENTLEMEN, I ADVISE YOU, AS LONG AS THE CAPITALIST SYSTEM LASTS, TO VOTE FOR GOLD

                                  George Bernard Shaw (1856-1950)

Dear Fellow Shareholder:

Gold as the ultimate form of money gained wider appreciation in 2005 amid growing concern about the long-term prospects of both the euro and the US dollar as reserve currencies. Gold bullion closed the year at $513 an ounce (final 2005 London fix), up 17.4% for the year. Your fund gained 25.99% (20.36% after max. sales load) for the calendar year ending December 31st versus 30.56% for the Philadelphia Gold & Silver Index (XAU). For the fiscal period ending November 30th, your fund gained 4.34% (-0.35% after max. sale load) versus 8.74% for the XAU. For the past five year calendar period since the gold price bottomed in 2000, your fund has returned an average of 32.54% (31.30% after max sales load) annually versus 21.77% for the XAU and 0.55% for the S&P 500. Your fund's investment philosophy of maintaining positions in all categories of the gold industry caused it to under-perform the XAU in the fiscal year ended 2005 as junior exploration and development companies did not perform as well as the major producers that constitute the majority of the XAU.

Despite the dollar gold price doubling over the past five years from extreme oversold levels, we believe rising economic and geopolitical risks continue to punctuate the importance of owning gold and gold related assets as part of a diversified portfolio. Furthermore, it is our view the gold price will be a multiple of its current level before the ongoing multi-year bull market cycle has run it course as suspicion about the long-term value of both the U.S. dollar and euro becomes more pronounced.

                           GOLD PRICE (LONDON PM FIX)

[The following table was represented as a line chart in the printed material.]

                     Jan-71   37.88          Jan-89  403.57
                     Jan-72   45.75          Jan-90  410.49
                     Jan-73   65.14          Jan-91  383.04
                     Jan-74  129.51          Jan-92  354.57
                     Jan-75  176.52          Jan-93  329.05
                     Jan-76  131.25          Jan-94  386.56
                     Jan-77  132.20          Jan-95  378.44
                     Jan-78  173.35          Jan-96  400.49
                     Jan-79  227.33          Jan-97  353.87
                     Jan-80  677.97          Jan-98  289.15
                     Jan-81  555.83          Jan-99  287.07
                     Jan-82  383.95          Jan-00  284.32
                     Jan-83  482.76          Jan-01  265.49
                     Jan-84  370.80          Jan-02  281.51
                     Jan-85  302.25          Jan-03  356.86
                     Jan-86  345.85          Jan-04  413.79
                     Jan-87  408.29          Jan-05  424.03
                     Jan-88  475.89          Dec-05  510.10

SOURCE WGC

In our opinion, the main factors that drove the gold price higher in 2005 will most likely influence investor sentiment toward gold in 2006, namely:

      o GEOPOLITICAL RISKS: The United States appears to have entered a period of chronic war centered on terrorism and the Middle East. While Iraq instability continues to plague the United States, Iran's quest for nuclear technology and its desire to open a competing oil exchange that settles accounts in euros rather than dollars have placed it at odds with Washington. Historically, increased military spending has undermined the value of the dollar; however, growing contempt for American policies poses an equally troublesome threat should foreigners decide against financing U.S. deficits.

      o MACRO ECONOMIC CONCERNS: Global imbalances remain of paramount concern. The ever-widening US current account deficit and budget deficit are absorbing 80% of the world's savings. Presently 57% of all US treasuries outstanding are owned by foreigners. China recently reported that its population is saving 40% of its income, whereas, the United States household savings rate ended the year in negative territory for the first time since 1933. Additionally, household debt as a percentage of disposable income is the highest on record. The US current account deficit is running at 6.4% of GDP. Historically, countries have suffered severe economic shocks when current account deficits hit 5% of GDP. In a June 20th, 2005 speech delivered in Canada, the managing director of the International Monetary Fund (IMF), Rodrigo de Rato y Figaredo, warned in reference to the large imbalances caused by US deficits, "WE RUN THE RISK OF INVESTORS DRASTICALLY REDUCING THE FLOW OF CAPITAL INTO THE UNITED STATES. IN THAT EVENT, THE DOLLAR COULD DEPRECIATE RAPIDLY, CURRENCY AND CAPITAL MARKETS COULD BECOME DISORDERLY, AND INTEREST RATES COULD RISE SHARPLY, POSING SERIOUS THREAT TO GLOBAL ECONOMIC STABILITY."

                  TOTAL HOUSEHOLD DEBT OUTSTANDING ($BILLIONS)

 [The following table was represented as a line chart in the printed material.]

                             Jan-1980    1305.832
                             Jan-1983    1570.702
                             Jan-1986    2293.852
                             Jan-1989    3075.825
                             Jan-1992    3800.199
                             Jan-1995    4569.415
                             Jan-1998    5536.893
                             Jan-2001    7035.363
                             Jan-2004    9324.852
                             Jul-2005    10959.54

SOURCE BRIDGEWATER

      o GOLD REEMERGING AS PREEMINENT CURRENCY: At the height of the dot.com bubble gold had been relegated to barbaric relic status as confidence in financial assets reined supreme. As investors become a bit more risk-averse, gold's unique monetary attributes of being limited in supply and free of liabilities are becoming more appreciated. The structural problems in the US economy highlighted above have begun to dent confidence in the US dollar as a store of value. Moreover, the euro fell from grace in May of last year when constitutional referendums failed in France and the Netherlands on the back of the stability pact that bound EU countries to fiscal discipline being compromised. Additionally, cries from Italy to float the lira again further damaged sentiment toward the euro and brought into question the long-term viability of the non-sovereign backed currency.

      o NEW FEDERAL RESERVE CHAIRMAN, BEN BERNANKE: The appointment of Ben Bernanke to replace Alan Greenspan as head of the Federal Reserve puts in place an individual whose nickname, "Helicopter Ben", refers to his now famous comment as a Federal Reserve Governor that if necessary he would turn on the "printing press" and throw money out of helicopters to fight deflation. Certainly not a comforting thought for US dollar holders looking for a store of value. It is no coincidence that the gold market headed higher upon Mr. Bernanke's appointment. The market has a history of testing the skill set of new Federal Reserve Chairmen. Mr. Bernake promises to be challenged early on as foreigners possibly grow tiresome of the large current account deficit and demand higher interest rates to support the dollar.

      o NEWLY MINED SUPPLY CONSTRAINTS: Despite higher prices, overall global gold production in 2005 is expected to be flat year over year. South African gold production is forecast to come in at 300 tonnes, down from 340 tonnes in 2004, the lowest level seen in 80 years. In the early 70's South Africa produced 1500 tonnes of gold annually. High capital costs, lack of new discoveries and long-lead times from discovery to production due to permitting and environmental opposition are among the factors that will continue to hamper newly mined gold supplies going forward.

      o     CENTRAL BANK ACTIVITY: At the London Bullion Market Association
            (LBMA) Gold Conference held in Johannesburg in November of 2005, three central banks (Argentina, Russia and South Africa) indicated an interest in buying gold for reserves purposes. Importantly, on January 6th, 2006 China announced plans to explore ways "to improve the currency structure and asset structure of its foreign exchange reserves. This news came on the heels of a December 26th report issued by the economists at China Galaxy Securities that argued China should increase its gold holdings from 600 to 2500 tonnes. Martin Murenbeeld of Dundee Securities pointed out the most likely scenario is for China to allocate part of its incoming dollar reserves of $200 billion annually toward gold. A 10% allocation would absorb 1000 tonnes of gold per year at $540. We believe central bank selling of gold will continue to center on European central banks, with a potential for a positive lift if signatories to the Central Bank Selling Agreement fail to fulfill their quota to sell 500 tonnes.

      o ACCELERATING INVESTMENT AND CONSUMER DEMAND: The introduction of the gold exchange traded funds (ETFs) over the last two years has allowed access to the bullion market for a greater array of participants than in the past as cumbersome custody arrangements are no longer a hurdle for individual and institutional investors. As of December 31st, the five ETFs trading around the world had on deposit approximately 347 tonnes of gold. The rising middle class in emerging economies in Asia, particularly China and India is leading to increased demand for gold. China holds immense potential for expansion of demand as current consumption amounts to about 0.16 grams per person annually compared to 0.80 grams per person in Taiwan and 1.15 grams per person in Japan. In order to meet demand trends, JP Morgan recently forecasted gold supply would need to increase 50% by 2007 to balance the market.

GOLD MINING SHARES

The performance of gold mining shares overall improved markedly in the second half of 2005, as gold price gains outpaced increased operating costs leading to expansion of operating margins. In the first half of the year, gold industry profits were squeezed by higher prices for fuel, steel, chemicals and other input costs needed to produce an ounce of gold. With improved operating margins, gold shares regained their option premium to the gold price. However, political risk emanating out of Latin America became a focal point in the second half of the year as a growing move to the left takes hold in the region led by Venezuela's Hugo Chavez.

As has been the case the past couple of years, the end of the year proved to be a busy period for mergers and acquisitions in the gold sector. The most notable being the unsolicited bid by Barrick Gold and Goldcorp to takeover and split-up fellow Canadian miner Placer Dome. When completed in early 2006, Barrick Gold will become the largest gold producer in the world, supplanting Newmont Mining. For Goldcorp, the acquisition of Placer's Canadian assets allows it to consolidate its flagship Red Lake gold camp in Canada. Goldcorp also agreed to purchase junior explorer, Virginia Gold in the fourth quarter in order to gain access to one of the more promising discoveries over the past couple of years in Canada, the Eleonore gold deposit.

Higher gold prices along with heightened interest from the senior companies in the gold industry to look down the food chain to grow has helped jump start share prices in the junior sector which have lagged badly over the past two years. Growing and replacing reserves is an immense task for the major producers. It is our view exploration and development companies in the gold sector are on the verge of attracting significant additional capital as the discovery of gold reserves becomes well rewarded in the marketplace. The investment philosophy of your fund is to maintain positions in all categories of the gold industry from major producers to junior exploration and development companies in order to participate as money flows rotate into each sector of the gold mining industry.

CONCLUSION

Confidence was once defined by former British Prime Minister Benjamin Disraeli as "suspicion asleep". The rise in the gold price over the past five years indicates some quarters are awakening to the inherent frailties of an over-leveraged credit system. It is our view the pendulum of confidence has only just begun to swing away from financial assets and that the bull market in gold has much further to go before this cycle is over. One of the best historical gauges of gold's purchasing power versus financial assets is the Dow Jones/Gold ratio. At the end of 2005, the ratio stood at 20.87 ounces to buy one unit of the Dow Jones down from its all time high of 44 - in 1999. Over the past 100 years the ratio average is ten ounces. Over that time span the ratio has been under ten 66% of the time and under five 47% of the time. It should be pointed out, following previous peaks in the ratio in 1929 and 1968, the ratio eventually bottomed at one, the last time being 1980 when both the Dow and gold met at 800.

                              DOW/JONES GOLD RATIO

 [The following table was represented as a line chart in the printed material.]

                  Jan-1905    3.43          Jan-1959    17.24
                  Jan-1908    2.84          Jan-1962    20.34
                  Jan-1911    4.09          Jan-1965    25.71
                  Jan-1914    3.81          Jan-68      21.58
                  Jan-1917    4.52          Jan-71      23.30
                  Jan-1920    4.47          Jan-74       6.58
                  Jan-1923    5.04          Jan-77       7.15
                  Jan-1926    6.79          Jan-80       1.30
                  Jan-1929   14.53          Jan-83       2.20
                  Jan-1932    3.49          Jan-86       4.47
                  Jan-1935    2.89          Jan-89       5.79
                  Jan-1938    2.94          Jan-92       8.94
                  Jan-1941    3.52          Jan-95      10.13
                  Jan-1944    3.90          Jan-98      27.35
                  Jan-1947    5.11          Jan-01      40.63
                  Jan-1950    5.82          Jan-04      25.35
                  Jan-1953    8.12          Dec-05      21.01
                  Jan-1956    13.91

We appreciate your shareholding and confidence in the OCM Gold Fund, and we look forward to meeting your investment objectives. If you have questions regarding the fund or gold, please contact your financial advisor or you may contact us directly at 1-800-779-4681.

Sincerely,


/s/ Gregory M. Orrell
Gregory M. Orrell
PRESIDENT AND PORTFOLIO MANAGER

                                  OCM GOLD FUND
                   SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2005

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%
MAJOR GOLD PRODUCERS 40.1%
   169,500   AngloGold Ashanti Ltd. ADR .........................   $ 7,137,645
    50,000   Barrick Gold Corp. .................................     1,330,500
    35,000   Cia de Minas Buenaventura ADR ......................       980,700
    10,000   Freeport-McMoRan Copper & Gold, Inc. ...............       521,100
   270,000   Gold Fields Ltd. ADR ...............................     4,036,500
   225,000   Harmony Gold Mining Co. Ltd. ADR* ..................     2,715,750
   275,000   Kinross Gold Corp. * ...............................     2,073,500
   179,994   Newmont Mining Corp. ...............................     8,301,323
   200,000   Placer Dome, Inc. ..................................     4,388,000
                                                                    -----------
                                                                     31,485,018
                                                                    -----------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 29.6%
   134,110   Agnico-Eagle Mines Ltd. ............................     1,962,029
   350,000   Bema Gold Corp. * ..................................       967,397
   190,000   Cambior, Inc.* .....................................       421,800
   125,000   Glamis Gold Ltd. * .................................     2,786,250
   467,500   Goldcorp, Inc. .....................................     9,499,600
   425,000   IAMGOLD Corp. ......................................     3,174,750
   100,000   Meridian Gold, Inc. * ..............................     1,924,000
   140,000   Randgold Resources Ltd. ADR * ......................     2,203,600
   350,000   Resolute Mining Ltd.* ..............................       319,925
                                                                    -----------
                                                                     23,259,351
                                                                    -----------
JUNIOR GOLD PRODUCERS 8.8%
   256,250   Apollo Gold Corp. * ................................        48,241
   400,000   Central Asia Gold Ltd.* ............................       186,515
 1,000,000   Claude Resources, Inc. * ...........................       830,000
   150,000   Crystallex International Corp.* ....................       316,500
   430,000   Eldorado Gold Corp. * ..............................     1,718,381
   150,000   Glencairn Gold Corp. * .............................        53,269
   359,000   Golden Star Resources Ltd. * .......................       814,930
   131,300   Guinor Gold Corp.* .................................       166,288
   100,000   Mexgold Resources, Inc.* ...........................       312,340
   400,000   Northgate Minerals Corp. * .........................       609,276
   500,000   Oxiana Ltd.* .......................................       514,396
   130,000   River Gold Mines Ltd. * ............................       104,570
   250,000   Sino Gold Ltd.* ....................................       521,797
   150,000   Yamana Gold, Inc.* .................................       717,000
                                                                    -----------
                                                                      6,913,503
                                                                    -----------
EXPLORATION AND DEVELOPMENT COMPANIES 10.1%
   200,000   Addwest Minerals International Ltd.*+ ..............   $        --
   206,812   Altius Minerals Corp.* .............................       760,989
   200,000   Amarillo Gold Corp.* ...............................        44,498
   125,000   Anatolia Minerals Development Ltd. * ...............       162,588
   219,100   Aquiline Resources, Inc.* ..........................       328,106
   500,000   Birim Goldfields, Inc. * ...........................       164,727
   200,000   Bolivar Gold Corp.* ................................       501,455
   300,000   Capstone Gold Corp.* ...............................       251,583
   150,000   Cardero Resource Corp. * ...........................       577,614
    87,500   Desert Sun Mining Corp.* ...........................       172,214
   360,000   Erdene Gold, Inc. * ................................       221,804
   125,000   Fronteer Development Group, Inc. * .................       417,166
   500,000   Geodex Minerals Ltd.* ..............................        55,622
   457,000   Golden Cycle Gold Corp.* ...........................     1,645,200
   250,000   Maximus Ventures Ltd. * ............................        24,602
   106,500   Metallica Resources, Inc. * ........................       198,674
   150,000   Mundoro Mining, Inc.* ..............................       211,792
   300,333   Northern Lion Gold Corp.* ..........................        61,680
   300,000   Northland Resources Inc.* ..........................       138,627
   150,000   Orezone Resources, Inc.* ...........................       256,717
   200,000   Radius Gold, Inc. * ................................        97,553
   300,000   Red Back Mining, Inc.* .............................       557,077
   300,000   Sabina Silver Corp.* ...............................       225,911
   207,700   Sunridge Gold Corp.* ...............................       188,398
   100,000   Viceroy Exploration Ltd. * .........................       319,185
   122,500   Wolfden Resources, Inc. * ..........................       356,409
                                                                    -----------
                                                                      7,940,191
                                                                    -----------
OTHER 7.1%
   178,000   Endeavour Mining Capital Corp. .....................       601,660
   229,200   International Royalty Corp.* .......................       723,728
    40,000   Royal Gold, Inc. ...................................     1,040,800
    65,000   Streettracks Gold Trust (ETF)* .....................     3,191,500
                                                                    -----------
                                                                      5,557,688
                                                                    -----------
PRIMARY SILVER PRODUCERS 1.8%
    48,075   Pan American Silver Corp. * ........................       907,114
   100,000   Silver Wheaton Corp.* ..............................       532,000
                                                                    -----------
                                                                      1,439,114
                                                                    -----------
TOTAL COMMON STOCKS
             (cost $38,926,162)                                      76,594,865
                                                                    -----------

                       See notes to financial statements.

                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2005 (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
WARRANTS 1.4%
         1   Anatolia Minerals Development Ltd.*#^
               Exp. 12/15/2006 ..................................   $        --
         1   Apollo Gold Corp.*#^
               Exp. 12/23/2006 ..................................            --
    50,000   Bema Gold Corp.*
               Exp. 10/27/2007 ..................................        70,597
    50,000   Bolivar Gold Corp.*
               Exp. 8/25/2008 ...................................        52,627
         1   Canyon Resources Corp.*#^
               Exp. 12/1/2005 ...................................            --
         1   Capstone Gold Corp.*#^
               Exp. 1/26/2006 ...................................            --
    89,000   Endeavour Mining Capital Corp.*
               Exp. 11/10/2008 ..................................        98,246
         1   Geodex Minerals Ltd.*#^
               Exp. 12/31/2005 ..................................            --
    75,000   Glencairn Gold Corp.*
               Exp. 11/26/2008 ..................................         7,060
   150,000   Goldcorp, Inc.*
               Exp. 5/30/2007 ...................................       557,719
         1   Mexgold Resources, Inc.*#^
               Exp. 2/26/2006 ...................................        49,204
    35,000   Nevsun Resources Ltd.*#
               Exp. 12/18/2008 ..................................            --
   110,000   Northgate Minerals Corp.*
               Exp. 12/28/2006 ..................................        18,826
         1   Northland Resources, Inc.*#^
               Exp. 4/29/2006 ...................................            --
    24,038   Pan American Silver Corp.*
               Exp. 2/20/2008 ...................................       235,526
   250,000   Silver Wheaton Corp.*^
               Exp. 8/5/2009 ....................................        24,816
                                                                    -----------
TOTAL WARRANTS
             (cost $110,472) ....................................     1,114,621
                                                                    -----------
PREFERRED STOCKS 0.6%
    10,000   Freeport-McMoRan Copper & Gold, Inc. ...............       492,800
                                                                    -----------
TOTAL PREFERRED STOCKS
             (cost $169,900) ....................................       492,800
                                                                    -----------

--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 1.0%
$  756,852   UMB Bank Money Market Fiduciary, 2.44% .............   $   756,852
TOTAL SHORT-TERM INVESTMENTS
             (cost $756,852) ....................................       756,852
TOTAL INVESTMENTS
             (cost $39,963,386) .......................   100.5%     78,959,138
LIABILITIES LESS OTHER ASSETS .........................    (0.5)%      (431,580)
NET ASSETS ............................................   100.0%    $78,527,558

----------
*  Non-income producing security.
+ Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
ETF - Exchange-Traded Fund.
^ Upon exercise of this security, the Fund would receive multiple shares of the underlying security as noted below:

             SECURITY                                    SHARES
             --------------------------------------------------
             Anatolia Minerals Development Ltd.          62,500
             Apollo Gold Corp.                           50,000
             Canyon Resources Corp.                      55,556
             Capstone Gold Corp.                        100,000
             Geodex Minerals Ltd.                       250,000
             Mexgold Resources, Inc.                     50,000
             Northland Resources, Inc.                  150,000
             Silver Wheaton Corp.                        50,000

                       See notes to financial statements.

                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2005 (CONTINUED)

At November 30, 2005, restricted securities totaled $49,204 or 0.07% of net assets and consisted of the following securities:

                                     NOVEMBER 30, 2005
                                       CARRYING VALUE                ACQUISITION
ISSUER                                    PER UNIT          COST         DATE
--------------------------------------------------------------------------------
Anatolia Minerals Development Ltd.
  Warrants Exp. 12/15/2006                   --              --        6/14/2004
Apollo Gold Corp.
  Warrants Exp. 12/23/2006                   --              --       12/23/2002
Canyon Resources Corp.
  Warrants Exp. 12/1/2005                    --              --        9/29/2003
Capstone Gold Corp.
  Warrants Exp. 1/26/2006                    --              --       12/15/2003
Geodex Minerals Ltd.
  Warrants Exp. 12/31/2005                   --              --        1/6/2004
Mexgold Resources, Inc.
  Warrants Exp. 2/26/2006                  0.9841            --        2/13/2004
Nevsun Resources Ltd.
  Warrants Exp. 12/18/2008                   --              --       12/18/2003
Northland Resources, Inc.
  Warrants Exp. 4/29/2006                    --              --        4/29/2004
--------------------------------------------------------------------------------

                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                                 PERCENT OF
COUNTRY                              MARKET VALUE          INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Australia                             $ 1,542,633                    2.0%
Canada                                 43,692,829                   55.3%
Cayman Islands                            699,906                    0.9%
Jersey                                  2,203,600                    2.8%
Peru                                      980,700                    1.2%
South Africa                           13,889,895                   17.6%
United States(1)                       15,949,575                   20.2%
--------------------------------------------------------------------------------
TOTAL                                 $78,959,138                  100.0%
--------------------------------------------------------------------------------

(1) Includes short-term securities

                       See notes to financial statements.

                                  OCM GOLD FUND
             STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2005

ASSETS:
  Investments in securities, at value (cost $39,963,386) ....................................  $78,959,138
  Cash ......................................................................................           31
  Receivable for securities sold ............................................................       64,027
  Receivable for fund shares sold ...........................................................       57,756
  Interest and dividends receivable .........................................................       30,089
  Prepaid expenses and other assets .........................................................       11,685
                                                                                               -----------
    Total assets ............................................................................   79,122,726
                                                                                               -----------
LIABILITIES:
  Payable for fund shares redeemed ..........................................................      336,005
  Due to investment adviser .................................................................       60,004
  Accrued distribution fees .................................................................      131,165
  Accrued expenses and other liabilities ....................................................       67,994
                                                                                               -----------
    Total liabilities .......................................................................      595,168
                                                                                               -----------
    Net Assets ..............................................................................  $78,527,558
                                                                                               ===========
NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value; unlimited shares authorized ..................  $40,791,654
  Undistributed net investment loss .........................................................     (131,494)
  Undistributed net realized gain (loss) on investments and foreign currency translation ....   (1,128,354)
  Net unrealized appreciation on investments and foreign currency translation ...............   38,995,752
                                                                                               -----------
    Net Assets ..............................................................................  $78,527,558
                                                                                               ===========
CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share(1) .........................................  $     12.85
  Maximum sales charge (4.50% of offering price) ............................................         0.61
                                                                                               -----------
  Offering price to public ..................................................................  $     13.46
                                                                                               -----------
  Shares outstanding ........................................................................    6,111,444
                                                                                               ===========

(1) A 1.50% redemption fee is imposed on redemptions of shares held less than three months.

                       See notes to financial statements.

                                  OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME:
  Interest ............................................................   $    27,843
  Dividends (net of foreign withholding taxes of $41,230) .............       490,671
                                                                          -----------
    Total investment income ...........................................       518,514
                                                                          -----------
EXPENSES:
  Investment advisory fees ............................................       681,551
  Distribution fees ...................................................       544,558
  Professional fees ...................................................        85,657
  Fund administration and accounting fees .............................        84,977
  Transfer agent fees and expenses ....................................        81,695
  Federal and state registration fees .................................        35,169
  Reports to shareholders .............................................        23,247
  Custody fees ........................................................        17,814
  Trustees' fees ......................................................         8,178
  Other expenses ......................................................        23,576
                                                                          -----------
    Total expenses ....................................................     1,586,422
                                                                          -----------
    Net investment loss ...............................................    (1,067,908)
                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and foreign currency translation ...     1,001,004
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translation ..................................     2,909,401
                                                                          -----------
    Net loss on investments ...........................................     3,910,405
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $ 2,842,497
                                                                          ===========

                       See notes to financial statements.

                                  OCM GOLD FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED      YEAR ENDED
                                                                               NOV. 30,        NOV. 30,
                                                                                 2005            2004
                                                                             ------------    ------------
OPERATIONS:
  Net investment loss ....................................................   $ (1,067,908)   $ (1,154,369)
  Net realized gain on investments and foreign currency translation ......      1,001,004       1,630,388
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translation .....................................      2,909,401      (8,457,258)
                                                                             ------------    ------------
  Net increase (decrease) in net assets resulting from operations ........      2,842,497      (7,981,239)
                                                                             ------------    ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Dividends from net investment income ...................................       (650,813)        (84,374)
  Distributions paid from net realized gains .............................     (1,947,756)     (1,230,068)
                                                                             ------------    ------------
  Total distributions ....................................................     (2,598,569)     (1,314,442)
                                                                             ------------    ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ..........................................      6,329,367      15,625,055
  Distributions reinvested ...............................................      2,316,168       1,230,388
  Payment for shares redeemed(1) .........................................    (10,563,680)    (11,587,518)
                                                                             ------------    ------------
  Net increase (decrease) in net assets from fund share transactions .....     (1,918,145)      5,267,925
                                                                             ------------    ------------
  Total decrease in net assets ...........................................     (1,674,217)     (4,027,756)
NET ASSETS, BEGINNING OF YEAR ............................................     80,201,775      84,229,531
                                                                             ------------    ------------
NET ASSETS, END OF YEAR ..................................................   $ 78,527,558    $ 80,201,775
                                                                             ============    ============
UNDISTRIBUTED NET INVESTMENT LOSS ........................................   $   (131,494)   $   (930,049)
                                                                             ============    ============
TRANSACTIONS IN SHARES:
  Shares sold ............................................................        562,854       1,306,325
  Shares issued on reinvestment of distributions .........................        198,838          88,517
  Shares redeemed ........................................................       (936,797)       (934,244)
                                                                             ------------    ------------
  Net increase (decrease) in shares outstanding ..........................       (175,105)        460,598
                                                                             ============    ============

----------
(1) Net of redemption fees of $3,068 and $6,706 for the years ended November 30, 2005 and 2004, respectively.

                       See notes to financial statements.

                                  OCM GOLD FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2005

NOTE 1. ORGANIZATION

      OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, such as a material development regarding an investment in a foreign security, the Fund may value the security at its fair value. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

      Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

      Federal Income Taxes - It is the Fund's policy to comply with the requirements of subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.

      Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

      Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

      Redemption Fee - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2005, the Fund received $3,068 in redemption fees.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2005 (CONTINUED)

      Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

      Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

            ASSETS                                         FEE RATE
            ------                                         --------
            $0 to $50 million                               1.000%
            $50 million to $75 million                      0.875%
            $75 million to $100 million                     0.750%
            $100 million to $150 million                    0.625%
            $150 million to $250 million                    0.500%
            Over $250 million                               0.375%

      For the year ended November 30, 2005, OCM voluntarily agreed to limit the total expenses of the Fund to an annual rate of 2.99% of average daily net assets.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets.

NOTE 5. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2005 were $3,593,719 and $7,318,140, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

      At November 30, 2005, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

         Cost of investments                             $40,246,183
                                                         ===========
         Unrealized appreciation                         $40,145,831
         Unrealized depreciation                          (1,432,876)
                                                         -----------
         Net unrealized appreciation on investments      $38,712,955
                                                         ===========

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

      Accordingly, at November 30, 2005, reclassifications were recorded to decrease paid-in-capital by $1,241,295, decrease net investment loss by $2,517,276 and decrease accumulated net realized gains on investments by $1,275,981.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2005 (CONTINUED)

      The tax character of distributions paid during the fiscal years ended November 30, 2005 and 2004 was as follows:

                                                2005         2004
                                             ----------   ----------
          Ordinary income .................  $1,570,425   $   84,374
          Net long-term capital gains .....   1,028,104    1,230,068
                                             ----------   ----------
          Total distributions .............  $2,598,529   $1,314,442
                                             ==========   ==========

      As of November 30, 2005 the components of accumulated earnings on a tax basis were as follows:

          Undistributed ordinary income ..............   $        --
          Undistributed long-term gains ..............            --
                                                         -----------
          Tax accumulated earnings ...................            --
          Accumulated capital and other losses .......      (977,051)
          Unrealized appreciation on investments .....    38,712,955
                                                         -----------
          Total accumulated earnings .................   $37,735,904
                                                         ===========

      At November 30, 2005, the Fund had an accumulated capital loss carryforward of $701,986 which expires in the year 2013. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

      At November 30, 2005, the Fund had realized capital losses from transactions between November 1, 2005 and November 30, 2005 of $275,065. Post-October capital losses for tax purposes are deferred and will be recognized in 2006 and are included in tax accumulated capital and other losses for the Fund.

NOTE 7. OFFERING PRICE PER SHARE

      A maximum front-end sales charge of 4.50% is imposed on purchases of the Fund's shares. For the year ended November 30, 2005, the Fund was advised that the Distributor received $22,142 of sales charges from sales of the Fund's shares.

NOTE 8. CONCENTRATION OF RISK

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

      As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

                                  OCM GOLD FUND
                              FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                            2005          2004          2003          2002          2001
                                                         ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year ....................  $    12.76    $    14.46    $     7.53    $     4.71    $     3.52
                                                         ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................       (0.18)        (0.18)        (0.12)        (0.09)        (0.04)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ...............................        0.69         (1.30)         7.05          2.91          1.23
                                                         ----------    ----------    ----------    ----------    ----------
Total from investment operations ......................        0.51         (1.48)         6.93          2.82          1.19
                                                         ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................       (0.11)        (0.01)           --            --            --
Distribution from net realized gains ..................       (0.31)        (0.21)           --            --            --
                                                         ----------    ----------    ----------    ----------    ----------
Total distributions ...................................       (0.42)        (0.22)           --            --            --
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ..........................  $    12.85    $    12.76    $    14.46    $     7.53    $     4.71
                                                         ==========    ==========    ==========    ==========    ==========
TOTAL RETURN* .........................................        4.34%       (10.31)%       92.03%        59.87%        33.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....................  $   78,528    $   80,202    $   84,230    $   35,109    $   17,924
Ratio of expenses to average net assets:
  Net of waivers and reimbursements ...................        2.24%         2.15%         2.39%         2.66%         2.60%
  Before waivers and reimbursements ...................        2.24%         2.17%         2.39%         2.66%         2.60%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements ...................       (1.51)%       (1.58)%       (1.42)%       (1.46)%       (1.14)%
  Before waivers and reimbursements ...................       (1.51)%       (1.60)%       (1.42)%       (1.46)%       (1.14)%
Portfolio turnover rate ...............................           5%           12%           17%           32%            5%

----------
*  Assumes no sales charge.

                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Mutual Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of OCM Gold Fund, (the portfolio constituting the OCM Mutual Fund), (the "Fund"), as of November 30, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's statement of changes in net assets and financial highlights for the periods ended prior to November 30, 2005 were audited by other auditors whose report, dated January 25, 2005, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2005, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Milwaukee, Wisconsin
January 25, 2006

                                  OCM GOLD FUND
    EXPENSE EXAMPLE - FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

      As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005 (the "period").

ACTUAL EXPENSES

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                                                EXPENSES PAID
                            BEGINNING          ENDING             DURING THE
                          ACCOUNT VALUE     ACCOUNT VALUE        PERIOD ENDED
                           JUNE 1, 2005   NOVEMBER 30, 2005   NOVEMBER 30, 2005*
                          -------------   -----------------   ------------------
Actual                      $1,000.00         $1,293.10             $12.18
Hypothetical (5% return
  before expenses)           1,000.00          1,014.38              10.70

----------
* Expenses are equal to the Fund's annualized expense ratio of 2.12% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                  OCM GOLD FUND
                        INVESTMENTS BY SECTOR (UNAUDITED)
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]

               Cash and Other Assets                      2.5%
               Major Gold Producers                      40.1%
               Intermediate/Mid-Tier Gold Producers      29.6%
               Junior Gold Producers                      8.8%
               Exploration and Development Companies     10.1%
               Other                                      7.1%
               Primary Silver Producers                   1.8%

      A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended November 30, 2005 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

      The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM GOLD FUND
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2005 (UNAUDITED)
             (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES
                      LOAD CHARGES FOR EACH PERIOD SHOWN.)

      AVERAGE ANNUAL TOTAL RETURNS         VALUE ON 11/30/05
      ----------------------------         -----------------
      1 year                (0.35%)        OCM Gold Fund          $15,625
      5 year                29.68%         S&P 500(R) Index       $19,718
      Inception              5.10%         Philadelphia Gold
                                             & Silver Index       $11,033

                        $10,000 INVESTMENT MADE 12/13/96
       (DATE ORRELL CAPITAL MANAGEMENT, INC. BECAME INVESTMENT ADVISER)(1)

 [The following table was represented as a line chart in the printed material.]

                                                      Philadelphia
                          OCM Gold       S&P 500      Gold & Silver
            12/13/96        9,550         10,000          10,000
            11/30/97        5,878         13,340           6,037
            11/30/98        5,751         16,496           6,096
            11/30/99        5,485         19,943           5,864
            11/30/00        4,065         19,102           4,218
            11/30/01        5,439         16,767           4,783
            11/30/02        8,695         13,998           5,863
            11/30/03       16,697         16,111          10,310
            11/30/04       14,976         18,182          10,146
            11/30/05       15,625         19,718          11,033

      The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

      The Philadelphia gold and silver share index (XAU) is an unmanaged index of 12 gold and silver shares listed on U.S. exchanges and is generally considered as representative of the gold and silver share market.

      The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

----------
(1) Previous periods during which time the Fund was advised by another investment adviser are not shown.

                                  OCM GOLD FUND
           ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

      On October 20, 2005, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

      o the nature, extent and quality of the services provided by the Adviser
      o     the investment performance of the Fund
      o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
      o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
      o     the expense ratio of the Fund

      In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund.

      The Trustees concluded that the Adviser was providing essential services to the Fund. The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

      In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund were in the range of comparable mutual funds.

      The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

OTHER TAX INFORMATION

      For the year ended November 30, 2005, 5% of dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, 29.18% of dividend income distributed for the year ended November 30, 2005 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003. The Fund hereby designates approximately $1,028,146, as capital gain dividends, for the purpose of the dividends paid deduction.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES*

                                                                                                             OTHER
                                                TERM OF OFFICE                                           DIRECTORSHIPS
                                 POSITION(S)     AND LENGTH OF          PRINCIPAL OCCUPATION(S)             HELD BY
   NAME, ADDRESS AND AGE       HELD WITH FUND     TIME SERVED             DURING PAST 5 YEARS               TRUSTEE
---------------------------    --------------   --------------   -------------------------------------   -------------
JOHN L. CRARY                      Trustee        Indefinite     Since 1999 Mr. Crary has been the        microHelix,
1536 Holmes Street,             (Chairman of      Since 2004     managing member of Crary Enterprises,      Inc. and
Livermore, California 94550      the Board)                      LLC, a private investment company.          Scheid
Age 52                                                           Since 1988 Mr. Crary has been an          Vineyards,
                                                                 independent corporate financial              Inc.
                                                                 advisor and private investor in
                                                                 various biotechnology, software and
                                                                 other early stage business ventures.
                                                                 Mr. Crary began his business career
                                                                 as an investment banker with E.F.
                                                                 Hutton & Company Inc.

DOUG WEBENBAUER                    Trustee        Indefinite     Chief Financial Officer of M.E. Fox &        None
1536 Holmes Street,                               Since 2005     Company, Inc., a beer distributor,
Livermore, California 94550                                      since 1999.
Age 45

INTERESTED TRUSTEES AND OFFICERS**

                                                                                                                 OTHER
                                                TERM OF OFFICE                                               DIRECTORSHIPS
                                 POSITION(S)     AND LENGTH OF            PRINCIPAL OCCUPATION(S)               HELD BY
   NAME, ADDRESS AND AGE       HELD WITH FUND     TIME SERVED               DURING PAST 5 YEARS                 TRUSTEE
---------------------------    --------------   --------------   -----------------------------------------   -------------
GREGORY M. ORRELL                  Trustee,       Indefinite     President of Orrell Capital Management,          None
1536 Holmes Street,               President       Since 2004     Inc. since 1991.
Livermore, California 94550
Age 44

JACKLYN A. ORRELL***            Secretary and    One year term   Secretary of Orrell Capital Management,          N/A
1536 Holmes Street,               Treasurer       Since 2004     Inc. since 1999.
Livermore, California 94550
Age 71

ANDREW ROGERS                       Chief        At discretion   President, Fund Compliance Services, LLC         N/A
1536 Holmes Street,              Compliance      of the Board    since 2004; President, GemCom, LLC since
Livermore, California 94550        Officer        Since 2004     2004; and Senior Vice President and
Age 36                                                           Director of Administration, Gemini Fund
                                                                 Services, LLC since 2001. Vice President,
                                                                 JP Morgan Chase & Co. from 1998 to 2001.

----------
* "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
** An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940. Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
*** Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

                                  OCM Gold Fund
                                 Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the Registrant's Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that it does not have an "audit committee financial expert" serving on its audit committee. While the Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such item is defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                              Fiscal year ended             Fiscal year ended
                              November 30, 2005             November 30, 2004
Audit Fees                         $20,500                       $87,500
Audit-Related Fees                    $0                            $0
Tax Fees                            $3,500                       $22,750
All Other Fees                        $0                            $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2005 and 2004, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund


By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: February 8, 2006


By: /s/ Jacklyn Orrell
        Jacklyn Orrell
        Secretary and Treasurer

Date: February 8, 2006